UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   April 12, 2005

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MICROTEK MEDICAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

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Georgia	0-24866	58-1746149
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13000 Deerfield Parkway, Suite 300, Alpharetta, Georgia 30004
(Address of principal executive office)  (zip code)

Registrant’s telephone number, including area code:   (678) 896-4000

512 Lehmberg Road, Columbus, Mississippi 39702
(Former name or former address, if changed since last report)

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        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On April 12, 2005, Microtek Medical Holdings, Inc. (the “Company”) issued a press release announcing its anticipated net revenues for the quarter ended March 31, 2005. This press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(a)	Financial Statements.

N/A

(b)	Pro Forma Financial Information.

N/A

(c)	Exhibits.

Exhibit Number	Description

99.1	Press release dated April 12, 2005, announcing the Company's anticipated net revenues for the quarter ended March 31, 2005

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROTEK MEDICAL HOLDINGS, INC.

Date: April 12, 2005	By: /s/ Dan R. Lee Dan R. Lee, Chairman, President and Chief Executive Officer

By: /s/ Roger G. Wilson Roger G. Wilson, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated April 12, 2005, announcing the Company's anticipated net revenues for the quarter ended March 31, 2005